UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 22, 2025

Central Index Key Number of the issuing entity: 0002086308

Wells Fargo Commercial Mortgage Trust 2025-C65

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001968416

Argentic Real Estate Finance 2 LLC

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association
Central Index Key Number of the sponsor: 0001541502

Goldman Sachs Mortgage Company

Central Index Key Number of the sponsor: 0001755531

Societe Generale Financial Corporation

Central Index Key Number of the sponsor: 0001722518

BSPRT CMBS Finance, LLC
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-282099-07	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations.

Item 1.01. Entry into a Material Definitive Agreement.

On October 16, 2025, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) created Wells Fargo Commercial Mortgage Trust 2025-C65 (the “Issuing Entity”) and caused the issuance of the Wells Fargo Commercial Mortgage Trust 2025-C65, Commercial Mortgage Pass-Through Certificates, Series 2025-C65 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated and effective as of October 1, 2025 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC (“Pentalpha”), as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Mortgage Loan identified as “The Willard & The Met” on Exhibit B to the Pooling and Servicing Agreement (“The Willard & The Met Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (“The Willard & The Met Whole Loan”) that includes The Willard & The Met Mortgage Loan and two other pari passu loans, which are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that The Willard & The Met Mortgage Loan is to be serviced and administered (i) until the securitization of Note A-1 in The Willard & The Met Whole Loan, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of such Note A-1, under the pooling and servicing agreement entered into in connection with the securitization of such Note A-1.

On October 22, 2025, the Note A-1 in The Willard & The Met Whole Loan was securitized pursuant to the BMO 2025-C13 Mortgage Trust securitization transaction. As of such date, The Willard & The Met Mortgage Loan is being serviced and administered under the Pooling and Servicing Agreement, dated as of October 1, 2025 (the “BMO 2025-C13 PSA”), between BMO Commercial Mortgage Securities LLC, as depositor, Midland, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee. The BMO 2025-C13 PSA is attached hereto as Exhibit 99.1.

The terms and conditions of the BMO 2025-C13 PSA applicable to the servicing of The Willard & The Met Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on October 7, 2025 (the “Prospectus”), however the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the Prospectus and the following:

•	The primary servicing fee payable to the related Non-Serviced Master Servicer will accrue at a rate of 0.00575% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for The Willard & The Met Mortgage Loan);
•	The special servicing fee payable to the related Non-Serviced Special Servicer with respect to The Willard & The Met Mortgage Loan if such Mortgage Loan is a specially serviced loan thereunder will accrue at a rate equal to the greater of (i) 0.25% per annum and (ii) the per annum rate that would result in a special servicing fee for the related month of $5,000 for The Willard & The Met Whole Loan;
•	The workout fee payable to the related Non-Serviced Special Servicer with respect to The Willard & The Met Mortgage Loan if such Mortgage Loan is a corrected loan thereunder will accrue at a rate equal to the lesser of (i) 1.0% and (ii) such lower rate that would result in a workout fee of $1,000,000 with respect to any particular workout of the related Whole Loan; provided that if such rate would result in a workout fee less than $25,000 for the related Whole Loan, then the workout fee rate will be equal to such rate as would result in a workout fee equal to $25,000;

•	The liquidation fee payable to the related Non-Serviced Special Servicer with respect to The Willard & The Met Mortgage Loan will accrue at a rate equal to the lesser of (i) 1.0% and (ii) such lower rate that would result in a liquidation fee of $1,000,000 with respect to the related Whole Loan; provided that subject to certain exceptions set forth in the BMO 2025-C13 PSA, no liquidation fee for the related Whole Loan will be less than $25,000; and
•	The powers and duties of the Non-Serviced Operating Advisor under the BMO 2025-C13 PSA differ in certain respects from those of the operating advisor under the Pooling and Servicing Agreement.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

99.1	Pooling and Servicing Agreement, dated and effective as of October 1, 2025, between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

	By:	/s/ Lee Green
		Name:	Lee Green
		Title:	Managing Director
Dated: October 23, 2025

Exhibit Index

Exhibit No.	Description
99.1	Pooling and Servicing Agreement, dated and effective as of October 1, 2025, between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee.